[LOGO OF PARKSTONE ADVANTAGE APPEARS HERE]

Semi-Annual Report
June 30, 1999
Not FDIC Insured

[GRAPHIC APPEARS HERE]

Table of Contents

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999

Message From Your Chairman..................................................   2
Portfolio Performance Discussion............................................   3
Statements of Assets and Liabilities........................................   7
Statements of Operations....................................................   8
Statements of Changes in Net Assets.........................................   9
Statements of Cash Flows....................................................  11
Schedules of Portfolio Investments..........................................  12
Financial Highlights........................................................  21
Notes to Financial Statements...............................................  25

Message From Your Chairman
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999



Dear Shareholders:

The past six months have been a time of transition for the Parkstone Advantage Fund. As previously reported, due to the merger of National City and First of America, the investment adviser to the Fund became National City Investment Management Company ("IMC"), which was formed with many of the talented people from each predecessor entity.

The accompanying report contains each fund's financial statements, its specific schedule of portfolio investments, and a detailed discussion of its performance for the six-month period ended June 30, 1999.

As always, if you have questions or require assistance, please call your account representative or the Parkstone Advantage Fund Investor Services line at 1-800-355-4555. We look forward to providing you with consistent investment management and service to meet your needs now and in the future.

Sincerely,

/s/ Robert D. Neary

Robert D. Neary
Chairman
Parkstone Advantage Fund

[LOGO OF THE PARKSTONE ADVANTAGE APPEARS HERE]

     Notice to Shareholders
     Please be advised of the following facts about mutual funds:

                      . Your principal is at risk.

                      . Not an obligation of First of America or National
                        City.

                      . No FDIC coverage.

               Distributor: SEI Investments Distribution Company

Portfolio Performance Discussion

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999

Bond Fund

The past 12 months were a period of extreme volatility in the fixed income markets. Overall, the management team was pleased with the performance of the Fund through the end of 1998 although our results for the first six months of 1999 were affected by a difficult market environment. Our strategy was correct in anticipating that we would benefit from an overweight in Treasuries going into the third quarter of 1998. Our strategy of longer duration relative to our benchmark also contributed to our strong performance, at least through the end of October.

For the six months ended June 30, 1999, the Parkstone Advantage Bond Fund produced a total return of -2.56%. During the same period, the Salomon Brothers Broad Bond Index returned -1.39% while the Lehman Aggregate Bond Index returned -1.38%. These two indices are similar in composition. We adopted the latter benchmark during the year mainly to bring more consistency to the group of indices against which we measure fixed income funds.

The management team began increasing holdings in corporate and mortgage-backed issues in January, but we approached these moves cautiously. With Brazil facing economic difficulties and Asia and Russia fresh in our minds, we did not anticipate that the markets would take the latest crisis in stride. We continued to increase holdings in these sectors through February, a position the fund retained to the end of the reporting period.

The Fund currently remains overweighted in spread sectors, slightly favoring mortgages to corporate bonds. Yields in the corporate market are attractive, but we prefer to remain defensive in this sector given the current fever for mergers and acquisitions. AT&T's recent bid to acquire MediaOne, and the amount of debt it was willing to assume to clinch the deal, points to the event risk that is part of today's corporate debt market.

As of June 30th, 7.4% of the Fund's net assets were invested in U.S. Treasury securities, 47.9% in mortgage-backed securities, 29.8% in corporate bonds, 12.9% in asset-backed securities and the remaining in cash eqivalents. As of the same date, the average maturity of the portfolio's holding was 12.1 years with an average credit quality of triple-A.*
-------
*The composition of the Portfolio is subject to change.

/1/The Bond Fund's performance is compared to the Salomon Brothers Broad Bond
  Index and the Lehman Brothers Aggregate Bond Index. The Salomon Brothers Broad Bond Index represents the performance of the overall U.S. bond market. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Portfolio Performance Discussion

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999

Mid Capitalization Fund

Growth was heavily concentrated in the large cap sector of the market over the past 12 months. Unfortunately, mid-cap and small-cap stocks suffered as investors sought refuge from global volatility in a handful of the largest, most dependable names. Internet stocks provided much of the mid-cap sector's growth during this period. Frankly, the market showed no sensitivity to earnings in valuing these companies. Investors seemed willing to pay nearly anything for strong revenue growth despite generally poor earnings and, in many cases, heavy losses.

For the six months ended June 30, 1999, the Parkstone Advantage Mid Capitalization Fund returned 10.64%. For the same period, the S&P 400 Mid Cap Index/1/ and the Russell Mid Cap Growth Index/1/ returned 6.87% and 14.19%, respectively. We adopted the latter benchmark on July 1, 1999, because it better reflects the aggressive-growth orientation of the portfolio.

We remain optimistic that the market will reward our emphasis on mid-cap stocks that consistently deliver above-average earnings growth. The companies in the portfolio typically hold dominant positions in their markets and also boast excellent margins and return on equity. As of June 30, the Russell Mid Cap Growth Index paid 46.4 times expected 1999 earnings for 22% growth, while we were paying an average of 38 times earnings for growth of 43%. Although the portfolio's price-to-earnings ratio is relatively high, we believe that its potential justifies these numbers.*

Our focus on diversification should serve us well given the likelihood of rising interest rates. Many of the high-flying Internet companies, which began to weaken in May, may suffer further in this environment, because higher rates should push down price-to-earnings ratios. We recently moved the portfolio into sectors that have been general underperformers over the past few years, because we believe that they will benefit from an improving global economy. These investments include companies in the energy, capital goods and industrial sectors.

The Fund's performance should be helped further by our decision to raise the market capitalization limit on stocks we can purchase from $5 billion to $10 billion. This increase aligns the Fund with the market's own expanded definition of mid-cap companies. At the very least, it gives us the freedom to pursue a larger universe of stocks with above-average growth prospects.
-------
*The composition of the Portfolio is subject to change.


/1/The Mid Capitalization Fund's performance is being compared to Standard &
  Poor's Mid Cap 400 Index and the Russell Mid Cap Growth Index. The Standard & Poor's Mid Cap 400 Index represents the performance of the mid-cap sector of the U.S. stock market. The Russell Mid Cap Growth Index is comprised of securities in the Russell Mid Cap Index with a greater than average price-to-book ratios and higher forecasted growth values. The indices are unmanaged and do no reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Mid Capitalization Fund reflects the deduction of fees for these valued-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Portfolio Performance Discussion

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
Small Capitalization Fund+

During the six months ending June 30, 1999, the market for small cap growth stocks experienced two distinctly separate fates. During the first quarter of 1999, performance was almost exclusively concentrated in relatively few stocks, which exhibited very strong revenue growth, but no profitability. Most of these stocks were related to the Internet in some way. The sizzling performance of Internet stocks was insufficient to overcome the poor performance of the broader small cap market, causing the Russell 2000 Growth Index/1/ to underperform the larger cap S&P 500 Index/2/ by more than 6.75 percentage points through March 31, 1999.

However, early in the second quarter (April 13th to be precise), the Internet stocks peaked and began a serious correction that extended through the second quarter. The broader small cap market also reversed the first quarter trend by showing much improved performance. In fact, strength in the broader market overpowered the declining internet stocks, allowing the Russell 2000 Growth Index to rise 14.75% during the second quarter, significantly outperforming the S&P 500 Index which rose 5.08%.

The fortunes of the Parkstone Advantage Small Cap Fund fluctuated with the changes in the character of the small cap market described above. The Fund materially underperformed the Russell 2000 Growth Index through mid April as many of the Internet stocks which outperformed were too large to be included in the Fund, according to existing Fund guidelines. However, from mid April on, as the market broadened, the improvement in the Fund's relative performance accelerated throughout the quarter. For the six months ended June 30, 1999, the Fund produced a return of -6.35% compared to 9.28% and 12.82% for the Russell 2000 Stock Index/1/ and Russell 2000 Growth Index, respectively. We adopted the latter index during the current period to reflect the Fund's bias toward growth stocks.

The Fund also refined its internal guidelines to permit ownership of stocks above $3 billion in market cap, provided they are components of the Russell 2000 Growth benchmark. Other risk control features were implemented during the first six months of 1999, including limits imposed on sector exposure. The Fund also increased the number of stocks in the portfolio by nearly 40% compared to the beginning of the year. These changes should reduce the Fund's performance volatility relative to the benchmark.*

While the stock market has been in a mild correction since mid July, our outlook for small cap stocks remains fairly constructive for the rest of 1999. We believe that a stronger global economy makes investors more tolerant of the risk associated with small cap growth stocks. With interest rates now somewhat higher than the beginning of the year, it is not wise to expect the stock market to be lifted by expanding valuations, however the strong earnings growth which we expect could allow the market to move higher during the remainder of the year. Our philosophy of focusing on companies with above average, high quality, sustainable earnings growth should fair well in this environment.
-------
 * The composition of the Portfolio is subject to change.
 + Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and historically, their stocks have experienced a greater degree of market volatility than stocks on average.
/1/The Small Capitalization Fund's performance is compared to the Russell 2000
  Growth Index and the Russell 2000 Stock Index. The Russell 2000 Growth Index represents the performance of securities in the Russell 2000 Stock Index with a greater-than-average growth orientation. The Russell 2000 Stock Index represents the performance of domestically traded common stocks of small to mid-sized companies. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Small Capitalization Fund reflects the deduction of fees for these value-added services.
/2/The Standard & Poor's 500 Stock Index represents the performance of the U.S.
  stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Portfolio Performance Discussion

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
International Discovery Fund+

For the six months ended June 30, 1999, the Parkstone Advantage International Discovery Fund produced a total return of 5.50%. Over the same period, the Fund's benchmark, the Morgan Stanley Europe, Australasia and Far East (EAFE) Index/1/, returned a total of 3.97%.

As the world economy improved, we shifted our holdings into more cyclical growth stocks located in the Pacific Rim. This was increasingly rewarded by the markets as the period progressed.*

Looking ahead, we find the Hong Kong and Singapore markets attractively valued despite impressive returns year-to-date. Economic conditions are improving as current account balances have turned positive. These surpluses have allowed central banks to ease interest rates without causing currency devaluations and permitted governments to finance fiscal stimulus programs. We believe that the improvement in economic conditions needs to be followed up by reforms in order for wealth creation to continue, and we are cautiously optimistic that such reforms will take place.

Likewise, certain European markets are attractive. The accession rates for adopting the euro have left some countries with a competitive advantage over others. Likewise, some countries are simply more sound fiscally. We believe that these imbalances will have a persistent effect on the differences in economic growth rates within the region. In particular, it is our opinion that markets such as France and the Netherlands are poised to enjoy stronger growth, while Germany and Italy may suffer.

Japan is in the early stages of structural reform. While reforms may depress economic growth near term, we believe conditions for wealth creation have greatly improved. We have increased our exposure to companies poised to benefit from these changes.
-------
 * The composition of the Portfolio is subject to change.
 + International investing is subject to certain risk factors such as currency exchange-rate volatility, possible political, social or economic instability, foreign taxation and/or differences in accounting and other financial standards.
/1/The International Discovery Fund's performance is compared to the Morgan
  Stanley Capital International Europe, Australasia and Far East (EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
                                                                     (Unaudited)

                                            Mid           Small      International
                             Bond      Capitalization Capitalization   Discovery
                             Fund           Fund           Fund          Fund
                          -----------  -------------- -------------- -------------
Assets:
Investments in
 securities, at value
 (Cost $10,582,162,
 $18,917,567,
 $11,730,717 and
 $13,784,845
 respectively)..........  $10,319,010   $25,016,327    $15,046,035    $16,509,455
Repurchase agreements,
 at cost................          --      4,734,800      1,554,800            --
                          -----------   -----------    -----------    -----------
Total Investments.......   10,319,010    29,751,127     16,600,835     16,509,455
Cash....................          --            452            --             --
Foreign currency (Cost
 $0; $0; $0 and $3,485,
 respectively)..........          --            --             --           3,487
Interest and dividends
 receivable.............      100,107         9,458          3,677         20,718
Reclaim receivable......          --            --             --           9,478
Receivable for
 investments sold.......          --        355,581        933,258        124,846
Prepaid expenses and
 other assets...........           55           113             31            500
                          -----------   -----------    -----------    -----------
Total Assets............   10,419,172    30,116,731     17,537,801     16,668,484
                          -----------   -----------    -----------    -----------
Liabilities:
Payable for foreign
 forward currency
 contracts..............          --            --             --           7,824
Payable for return of
 collateral received for
 securities on loan.....          --      4,743,800      1,304,800
Payable for investments
 purchased..............       54,754       295,639        331,802         98,272
Accrued expenses and
 other payables:
  Investment advisory
   fees.................        7,490        23,544         14,690         19,734
  Administration fees...        1,728         4,034          2,523          2,718
  Other.................        5,294         5,962          4,385         14,324
                          -----------   -----------    -----------    -----------
Total Liabilities.......       69,266     5,072,979      1,658,200        142,872
                          -----------   -----------    -----------    -----------
Net Assets:
Capital.................    9,768,183    13,992,221     12,900,018     10,569,532
Undistributed net
 investment income
 (loss).................      910,146      (125,079)       (84,962)       (92,158)
Net unrealized
 appreciation from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....     (263,152)    6,098,760      3,315,318      2,715,368
Undistributed net
 realized gain (loss)
 from investment and
 foreign currency
 transactions...........      (65,271)    5,086,850       (250,773)     3,332,870
                          -----------   -----------    -----------    -----------
Net Assets..............  $10,349,906   $25,052,752    $15,879,601    $16,525,612
                          ===========   ===========    ===========    ===========
Outstanding units of
 beneficial interest
 (shares)...............      972,694     1,442,060      1,016,262      1,132,713
                          ===========   ===========    ===========    ===========
Net asset value--
 redemption price per
 share..................  $     10.64   $     17.37    $     15.63    $     14.59
                          ===========   ===========    ===========    ===========

                       See notes to financial statements.

Statement of Operations

--------------------------------------------------------------------------------
The Parkstone Advantage Fund              For the Six Months Ended June 30, 1999
                                                                     (Unaudited)

                                          Mid           Small      International
                            Bond     Capitalization Capitalization   Discovery
                            Fund          Fund           Fund          Fund
                          ---------  -------------- -------------- -------------
Investment Income:
Interest income.........  $ 361,308   $    10,596    $    14,620    $       --
Dividend income.........      6,034        60,136         31,714        162,736
Securities lending
 income.................        --          6,162          8,297            --
Foreign tax withholding.        --            --             --         (19,635)
                          ---------   -----------    -----------    -----------
  Total Income..........    367,342        76,894         54,631        143,101
                          ---------   -----------    -----------    -----------
Expenses:
Investment advisory
 fees...................     42,772       133,829         87,956        108,472
Administration fees.....     11,560        26,766         17,591         17,356
Custodian and accounting
 fees...................     11,499        12,995         11,415         29,332
Legal and audit fees....      6,091        11,323          8,571          8,365
Trustees' fees and
 expenses...............         32            84             75            104
Transfer agent fees.....      8,304         8,180          8,240          8,370
Printing costs..........      4,299         8,650          5,219          5,906
Other...................         64           146            526          1,054
                          ---------   -----------    -----------    -----------
  Total Expenses........     84,621       201,973        139,593        178,959
                          ---------   -----------    -----------    -----------
Net Investment Income
 (Loss).................    282,721      (125,079)       (84,962)       (35,858)
                          ---------   -----------    -----------    -----------
Realized/Unrealized Gain
 (Loss) From Investments
 and Foreign Currencies:
Net realized gain (loss)
 from investment and
 foreign currency
 transactions...........   (152,412)    3,883,439       (910,111)     2,845,832
Net change in unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....   (425,507)   (1,089,749)      (782,662)    (1,898,746)
                          ---------   -----------    -----------    -----------
Net realized/unrealized
 gain (loss) from
 investments and foreign
 currencies.............   (577,919)    2,793,690     (1,692,773)       947,086
                          ---------   -----------    -----------    -----------
Change in net assets
 resulting from
 operations.............  $(295,198)  $ 2,668,611    $(1,777,735)   $   911,228
                          =========   ===========    ===========    ===========

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                    Bond Fund               Mid Capitalization Fund
                          -----------------------------  -----------------------------
                          Six Months Ended  Year Ended   Six Months Ended  Year Ended
                              June 30,     December 31,      June 30,     December 31,
                                1999           1998            1999           1998
                          ---------------- ------------  ---------------- ------------
                            (Unaudited)                    (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................    $   282,721    $   618,882     $  (125,079)   $  (288,246)
 Net realized gain
  (loss) from investment
  transactions..........       (152,412)       259,379       3,883,439      1,267,121
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........       (425,507)       (47,262)     (1,089,749)     1,838,391
                            -----------    -----------     -----------    -----------
Change in net assets
 resulting from
 operations.............       (295,198)       830,999       2,668,611      2,817,266
                            -----------    -----------     -----------    -----------
Distributions to
 Shareholders:
 From net investment
  income................            --        (580,827)            --             --
                            -----------    -----------     -----------    -----------
Change in net assets
 from shareholder
 distributions..........            --        (580,827)            --             --
                            -----------    -----------     -----------    -----------
Capital Transactions:
 Proceeds from shares
  issued................        770,193      2,788,064       1,105,635      3,568,570
 Dividends reinvested...            --         579,829             --             --
 Cost of shares
  redeemed..............     (2,462,779)    (3,136,562)     (7,787,121)    (8,379,388)
                            -----------    -----------     -----------    -----------
Change in net assets
 from shares
 transactions...........     (1,692,586)       231,331      (6,681,486)    (4,810,818)
                            -----------    -----------     -----------    -----------
Change in net assets....     (1,987,784)       481,503      (4,012,875)    (1,993,552)
Net Assets:
 Beginning of period....     12,337,690     11,856,187      29,065,627     31,059,179
                            -----------    -----------     -----------    -----------
 End of period..........    $10,349,906    $12,337,690     $25,052,752    $29,065,627
                            ===========    ===========     ===========    ===========
Capital Share
 Transactions:
 Issued.................         71,061        256,482          68,665        238,482
 Reinvested.............            --          53,688             --             --
 Redeemed...............       (228,356)      (287,797)       (478,168)      (570,247)
                            -----------    -----------     -----------    -----------
 Change in shares.......       (157,295)        22,373        (409,503)      (331,765)
                            ===========    ===========     ===========    ===========

                       See notes to financial statements.

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
                                                                     (Unaudited)

                            Small Capitalization Fund    International Discovery Fund
                          -----------------------------  -----------------------------
                          Six Months Ended               Six Months Ended
                              June 30,      Year Ended       June 30,      Year Ended
                                1999       December 31,        1999       December 31,
                            (Unaudited)        1998        (Unaudited)        1998
                          ---------------- ------------  ---------------- ------------
From Investment Activi-
 ties:
Operations:
 Net investment income
  (loss)................    $    (84,962)  $   (275,595)   $    (35,858)  $   (123,209)
 Net realized gain
  (loss) from investment
  transactions and for-
  eign currency transac-
  tions.................        (910,111)     1,353,803       2,845,832        451,159
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities in
  foreign currencies....        (782,662)    (1,787,796)     (1,898,746)     1,691,839
                            ------------   ------------    ------------   ------------
Change in net assets re-
 sulting from opera-
 tions..................      (1,777,735)      (709,588)        911,228      2,019,789
                            ------------   ------------    ------------   ------------
Distributions to Share-
 holders:
 From net realized gains
  from investment trans-
  actions...............             --             --              --         (80,360)
                            ------------   ------------    ------------   ------------
Change in net assets
 from shareholder dis-
 tributions.............             --             --              --         (80,360)
                            ------------   ------------    ------------   ------------
Capital Transactions:
 Proceeds from shares
  issued................       1,262,459      3,284,718         422,884      1,560,022
 Dividends reinvested...             --             --              --          80,171
 Cost of shares re-
  deemed................      (6,059,273)    (6,981,452)     (3,179,525)    (3,992,958)
                            ------------   ------------    ------------   ------------
Change in net assets
 from shares transac-
 tions..................      (4,796,814)    (3,696,734)     (2,756,641)    (2,352,765)
                            ------------   ------------    ------------   ------------
Change in net assets....      (6,574,549)    (4,406,322)     (1,845,413)      (413,336)
Net Assets:
 Beginning of period....      22,454,150     26,860,472      18,371,025     18,784,361
                            ------------   ------------    ------------   ------------
 End of period..........    $ 15,879,601   $ 22,454,150    $ 16,525,612   $ 18,371,025
                            ============   ============    ============   ============
Capital Share Transac-
 tions:
 Issued.................          86,302        197,881          29,928        118,297
 Reinvested.............             --             --              --           5,614
 Redeemed...............        (415,549)      (421,252)       (225,517)      (306,047)
                            ------------   ------------    ------------   ------------
 Change in shares.......        (329,247)      (223,371)       (195,589)      (182,136)
                            ============   ============    ============   ============

                       See notes to financial statements.

Statement of Cash Flows

--------------------------------------------------------------------------------
The Parkstone Advantage Fund              For the Six Months Ended June 30, 1999
                                                                     (Unaudited)

                                                        Mid           Small
                                                   Capitalization Capitalization
                                                        Fund           Fund
                                                   -------------- --------------
Cash Flows from Operating Activities:
  Total net investment income (loss).............   $   (125,079)  $    (84,962)
Adjustments to reconcile net investment income
 (loss) to net cash provided (used) by operating
 activities:
  Purchases of investments.......................    (73,094,954)   (88,095,118)
  Proceeds from disposition of investment securi-
   ties..........................................     79,885,558     92,971,570
  Decrease (increase) in investments purchased
   with cash collateral from securities lending..      2,515,625      2,029,700
  Decrease (increase) in dividends and interest
   receivable....................................          7,159          1,732
  Increase (decrease) in payable for return of
   collateral received from securities lending...     (2,515,625)    (2,029,700)
  Increase (decrease) in accrued expenses and
   other assets..................................         11,251          5,569
  Net amortization/accretion from investments....         (1,997)        (1,977)
                                                    ------------   ------------
   Net cash provided (used) by operating
    activities...................................      6,681,938      4,796,814
                                                    ------------   ------------
Cash Flows from Financing Activities:
  Proceeds from shares issued....................      1,105,635      1,262,459
  Payment of shares redeemed.....................     (7,787,121)    (6,059,273)
  Cash distributions paid........................            --             --
                                                    ------------   ------------
   Net cash provided (used) by financing
    activities...................................     (6,681,486)    (4,796,814)
Cash:
  Beginning balance..............................            --             --
                                                    ------------   ------------
  Ending balance.................................   $        452   $        --
                                                    ============   ============

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
Bond Fund
(Unaudited)

 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 U.S. Treasury Notes (5.7%):
 $  300,000 5.75%, 11/15/00.......................................   $   301,347
    225,000 5.75%, 8/15/03........................................       224,575
     50,000 6.13%, 8/15/07........................................        50,553
     10,000 6.25%, 10/31/01.......................................        10,135
                                                                     -----------
  Total U.S. Treasury Notes                                              586,610
                                                                     -----------
 U.S. Treasury Bonds (1.7%):
    170,000 6.25%, 8/15/23........................................       170,828
                                                                     -----------
  Total U.S. Treasury Bonds                                              170,828
                                                                     -----------
 Government Obligations (10.0%):
 Government National Mortgage Association (10.0%):
    179,845 6.50%, 9/15/23........................................       173,212
    399,290 6.50%, 4/15/29........................................       384,564
     80,000 6.50%, 5/15/29........................................        77,050
    390,647 7.50%, 8/15/25........................................       395,042
                                                                     -----------
  Total Government Obligations                                         1,029,868
                                                                     -----------
 Government Agencies (24.6%):
 Fannie Mae (23.7%):
    247,469 6.00%, 8/1/28.........................................       232,621
    377,751 6.00%, 8/1/28.........................................       355,086
    498,339 6.00%, 3/1/29.........................................       468,439
     69,373 6.50%, 2/1/28.........................................        67,010
    495,580 6.50%, 8/1/28.........................................       478,696
    258,847 6.50%, 11/1/28........................................       250,028
    174,819 6.50%, 11/30/28.......................................       168,863
    228,792 6.50%, 5/1/29.........................................       220,997
    221,327 7.00%, 9/1/27.........................................       218,974
                                                                     -----------
                                                                       2,460,714
                                                                     -----------
 Freddie Mac (0.9%):
    100,000 7.00%, 11/1/28........................................        99,093
                                                                     -----------
  Total Government Agencies                                            2,559,807
                                                                     -----------
 Corporate Bonds (29.8%):
 Automotive (0.8%):
    100,000 Ford Motor Company, 6.38%, 2/1/29.....................        87,250
 Banking (2.1%):
     95,000 Citicorp, 6.38%, 11/15/08.............................        90,725
     70,000 First Union National Bank, 6.65%, 4/15/09.............        68,560
     55,000 HSBC Holding PLC., 7.50%, 7/15/09.....................        54,754
                                                                     -----------
                                                                         214,039
                                                                     -----------
 Consumer Goods & Services (1.4%):
    150,000 American Greetings, 6.10%, 8/1/28.....................       140,438
                                                                     -----------
 Electrical & Electronic (0.3%):
     30,000 Arrow Electronic, Inc., 6.88%, 6/1/18.................        28,725
 Financial Services (4.4%):
    250,000 Countrywide Home, 6.84%, 10/22/04.....................       250,000
     75,000 Ford Motor Credit, 6.00%, 1/14/03.....................        73,781
    125,000 General Electric Capital Corp., 7.62%, 5/8/00.........       127,201
                                                                     -----------
                                                                         450,982
                                                                     -----------

 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Industrials (9.4%):
 $  350,000 Computer Assoc. International, 6.25%, 4/15/03........   $   339,062
    125,000 Cummins Engine, Inc., 6.45%, 3/1/05..................       119,375
    120,000 Lubrizol Corp., 5.88%, 12/1/08.......................       110,250
     95,000 Monsanto Co., 5.38%, 12/1/01.........................        93,100
     75,000 Motorola, Inc., 7.50%, 5/15/25.......................        75,750
    250,000 Times Mirror Co., 6.61%, 9/15/27.....................       249,599
                                                                    -----------
                                                                        987,136
                                                                    -----------
 Metals (1.5%):
    160,000 Worthington Industries, 7.13%, 5/15/06...............       157,600
                                                                    -----------
 Oil & Gas (1.4%):
    140,000 Amoco Canada, 6.75%, 2/15/05.........................       141,750
                                                                    -----------
 Real Estate Investment Trust (2.6%):
     30,000 Avalon Bay Communities, 6.58%, 2/15/04...............        29,100
    125,000 Commercial Net Lease Realty, 8.13%, 6/15/04..........       124,063
     75,000 Simon Debartolo Property Group, Inc., 6.63%, 6/15/03.        71,156
     50,000 Simon Debartolo Property Group, Inc., 6.75%, 2/9/04..        48,625
                                                                    -----------
                                                                        272,944
                                                                    -----------
 Resorts & Entertainment (2.5%):
    100,000 Brunswick, Corp., 6.75%, 12/15/06....................        95,875
    150,000 Time Warner Entertainment, 9.63%, 5/1/02.............       161,813
                                                                    -----------
                                                                        257,688
                                                                    -----------
 Telecommunications (3.4%):
    120,000 AT&T Corp., 6.50%, 3/15/29...........................       108,600
    115,000 Cable & Wireless Communication, Inc., 6.75%, 12/8/08.       111,119
                                                                    -----------
    145,000 Sprint Capital Corp., 6.88%, 11/15/28................       132,493
                                                                    -----------
  Total Corporate Bonds                                               3,090,764
                                                                    -----------
 Asset Backed Securities (12.9%):
    100,000 Advanta Mortgage Loan Trust, 6.89%, 5/25/29..........        98,901
    107,395 Banc One Auto Grantor Trust, 6.27%, 11/20/03.........       108,195
    315,000 Discover Card Master Trust, 6.05%, 8/18/08...........       307,387
    160,000 First Security Auto Owner Trust, Series 1991-1, Class
             A4, 5.74%, 6/15/04..................................       157,714
    110,000 General Electric Capital Mortgage Services, Inc.,
             Series 1999-He1, Class A4, 6.19%, 1/25/23...........       108,884
     40,362 Green Tree Financial Corp., 6.90%, 4/15/19...........        40,644
    200,000 IMC Home Equity Loan Trust, Series 1997-7, Class A-5,
             6.76%, 10/20/20.....................................       200,637

                                   Continued

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
Bond Fund
(Unaudited)

 Shares or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Asset Backed Securities, continued:
 $  100,000 New Century Home Equity Loan Trust, 7.01%, 05/25/26..   $    99,383
    100,000 New Century Home Equity Trust, 7.22%, 11/25/27.......       100,031
    110,000 RASC, Series 1999-KS2, Class AI4, 6.80%, 9/25/23.....       110,206
                                                                    -----------
  Total Asset Backed Securities                                       1,331,982
                                                                    -----------
 Mortgage-backed Securities (13.3%):
    235,000 Credit Suisse First Boston Mortgage Passthrough,
             Series 1997-C1, Class A1c, 7.24%, 4/20/07...........       235,435
     84,646 General Electric Capital Mortgage Services, Inc.,
             Series 1999-1, Class A1, 6.50%, 1/25/29.............        80,224
     99,530 Heller Financial Commercial Mortgage Services, Inc.,
             Series 1999-Ph1, Class A-1, 6.50%, 5/15/31..........        98,684
    190,000 Morgan Stanley Capital Inc., 6.53%, 3/15/32..........       184,787
    140,000 Morgan Stanley Capital Inc., Class A2, 6.71%,
             12/15/31............................................       137,972

 Shares or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Mortgage-backed Securities, continued:
 $  174,832 PNC Mortgage Securities Corp., Series 1998-7, Class
             1a5, 6.75%, 9/25/28.................................   $   166,353
    128,193 Prudential Securities Secured Financing Corp., Series
             1999-Nrf1, Class A1, 6.07%, 1/15/08.................       124,815
    269,416 Residential Accredit Loans, Inc., Series 1999-Qs3,
             Class A8, 6.50%, 3/25/29............................       251,987
    100,000 Residential Funding Mortgage, Inc., Series 1998-S13,
             Class A-21, 6.75%, 6/25/28..........................        95,218
      1,367 Structured Assets Securities Co., 7.50%, 8/25/26.....         1,365
                                                                    -----------
  Total Mortgage-backed Securities                                    1,376,840
                                                                    -----------
 CASH EQUIVALENTS (1.7%):
    172,311 Goldman Sachs Financial Square Premium...............       172,311
                                                                    -----------
  Total Cash Equivalents                                                172,311
                                                                    -----------
  Total Investments (Cost $10,582,162) (a)--99.7%                    10,319,010
  Other assets in excess of liabilities--0.3%                            30,896
                                                                    -----------
  Total Net Assets--100.0%                                          $10,349,906
                                                                    ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized depreciation as follows:

         Unrealized appreciation..................................... $  33,708
         Unrealized depreciation.....................................  (296,860)
                                                                      ---------
         Net unrealized depreciation................................. ($263,152)
                                                                      =========

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
Mid Capitalization Fund
(Unaudited)

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks (98.5%):
 Advertising (1.7%):
     11,700 Valassis Communications, Inc. ........................   $   428,513
 Air Transportation (1.7%):
     12,450 Comair Holdings, Inc. ................................       259,115
      2,600 Gulfstream Aerospace Corp.(b).........................       175,663
                                                                     -----------
                                                                         434,778
                                                                     -----------
 Appliances & Household Products (0.6%):
      2,300 Maytag................................................       160,281
                                                                     -----------
 Banking (2.7%):
      5,500 First Tennessee National Corp.(c).....................       210,719
      5,040 Old Kent Financial Corp. .............................       211,050
      4,000 Zions Bancorporation(c)...............................       254,000
                                                                     -----------
                                                                         675,769
                                                                     -----------
 Beverages & Tobacco (2.2%):
      5,400 Canandaigua Wine Co., Class A(b)......................       283,163
      5,600 Coors (Adolph), Class B...............................       277,200
                                                                     -----------
                                                                         560,363
                                                                     -----------
 Broadcasting & Publishing (3.8%):
      6,400 Cablevision Systems(b)(c).............................       448,000
      5,300 Chancellor Media Corp.(b)(c)..........................       292,163
      3,200 Univision Communications, Inc.(b)(c)..................       211,200
                                                                     -----------
                                                                         951,363
                                                                     -----------
 Business Services (3.0%):
      3,800 Cintas Corp.(c).......................................       255,312
      2,400 Northpoint Communications(b)..........................        87,600
      4,770 Paychex, Inc. ........................................       152,044
      7,200 SunGard Data Systems, Inc.(b)(c)......................       248,400
                                                                     -----------
                                                                         743,356
                                                                     -----------
 Computer Hardware (1.6%):
      6,000 Lexmark International Group, Inc.(b)..................       396,375
                                                                     -----------
 Computer Services (3.1%):
      2,292 At Home Corp., Series A(b)............................       123,625
      1,600 Exodus Communications, Inc.(b)(c).....................       191,900
      6,400 International Network Services(b).....................       258,400
      1,201 Yahoo! Inc.(b)........................................       206,831
                                                                     -----------
                                                                         780,756
                                                                     -----------
 Computer Software & Peripherals (3.0%):
      3,200 Citrix Systems, Inc.(b)...............................       180,800
      1,100 Inktomi Corp.(b)......................................       144,650
      3,900 Legato Systems, Inc.(b)...............................       225,225
      2,000 VERITAS Software Corp.(b).............................       189,875
                                                                     -----------
                                                                         740,550
                                                                     -----------
 Data Processing & Reproduction (1.5%):
     12,150 Fiserv, Inc.(b).......................................       380,447
                                                                     -----------
 Diversified Operation (1.0%):
      3,700 Corning, Inc. ........................................       259,463
                                                                     -----------

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Electric Utility (1.6%):
      7,000 AES Corp.(b)..........................................   $   406,875
                                                                     -----------
 Electrical & Electronic (3.7%):
      6,600 Gentex Corp.(b).......................................       184,800
      3,100 Jabil Circuit, Inc.(b)................................       139,888
      3,300 Sanmina Corp.(b)......................................       250,388
      5,200 Solectron Corp.(b)....................................       346,774
                                                                     -----------
                                                                         921,850
                                                                     -----------
 Environmental Services (0.5%):
      2,800 Browning-Ferris Industries, Inc. .....................       120,400
                                                                     -----------
 Financial Services (4.1%):
      7,200 Capital One Financial Corp. ..........................       400,950
      1,800 Charles Schwab Corp.(c)...............................       197,775
      4,600 Providian Financial...................................       430,100
                                                                     -----------
                                                                       1,028,825
                                                                     -----------
 Food Products & Services (3.5%):
      8,600 Tricon Global Restaurants(b)..........................       465,475
      9,500 U.S. Foodservice(b)...................................       404,938
                                                                     -----------
                                                                         870,413
                                                                     -----------
 Health Care--Services (3.8%):
      7,800 Medquist, Inc.(b).....................................       341,250
     17,600 Oxford Health(b)......................................       273,900
      3,900 Wellpoint Health Networks(b)..........................       331,013
                                                                     -----------
                                                                         946,163
                                                                     -----------
 Industrial Goods & Services (1.6%):
      5,700 Ecolab, Inc. .........................................       248,663
      2,300 Nordson...............................................       140,875
                                                                     -----------
                                                                         389,538
                                                                     -----------
 Insurance (4.7%):
      7,500 AFLAC, Inc. ..........................................       359,063
      8,600 Nationwide Financial Services, Inc. ..................       389,150
      3,000 Progressive Corporation...............................       435,000
                                                                     -----------
                                                                       1,183,213
                                                                     -----------
 Motorcycles (0.6%):
      2,800 Harley-Davidson, Inc. ................................       152,250
                                                                     -----------
 Oil & Gas Exploration, Production & Services (3.1%):
      3,500 Anadarko Petroleum Corp. .............................       128,844
     10,500 Apache Corp. .........................................       409,500
      7,000 Baker Hughes..........................................       234,500
                                                                     -----------
                                                                         772,844
                                                                     -----------
 Pharmaceuticals (6.2%):
      1,400 Allergan(c)...........................................       155,400
      9,000 Biogen, Inc.(b).......................................       578,812
     10,900 Forest Laboratories, Inc.(b)..........................       504,125
      4,500 Medimmune, Inc.(b)(c).................................       304,875
                                                                     -----------
                                                                       1,543,212
                                                                     -----------

                                   Continued

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
Mid Capitalization Fund
(Unaudited)

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Retail (13.9%):
     12,000 Abercrombie & Fitch(b)................................   $   576,000
      3,400 American Eagle Outfitters(b)..........................       154,700
      7,100 Best Buy Company, Inc.(b).............................       479,250
      9,300 BJ's Wholesale Club, Inc.(b)..........................       279,581
        600 Etoys, Inc.(b)(c).....................................        24,450
     25,800 Family Dollar Stores..................................       619,199
      6,700 Linens 'N Things, Inc.(b).............................       293,125
     12,400 Office Depot, Inc.(b).................................       273,575
      5,400 Ross Stores, Inc. ....................................       272,025
      7,800 Tandy, Inc. ..........................................       381,225
      3,400 The Children's Place(b)(c)............................       137,700
                                                                     -----------
                                                                       3,490,830
                                                                     -----------
 Semiconductors (9.4%):
     10,200 Altera Corp.(b).......................................       375,488
      5,400 KLA Instruments Corp.(b)..............................       350,325
      5,400 PMC-Sierra, Inc.(b)...................................       318,263
      5,500 Teradyne, Inc.(b).....................................       394,625
      7,100 Vitesse Semiconductor Corp.(b)(c).....................       478,805
      7,600 Xilinx, Inc.(b).......................................       435,099
                                                                     -----------
                                                                       2,352,605
                                                                     -----------
 Technology (6.1%):
      3,500 Electronics for Imaging, Inc.(b)......................       179,813
     10,400 Gemstar International Group Ltd.(b)...................       678,599
     12,600 Symbol Technologies, Inc. ............................       464,625
      1,200 Uniphase Corp.(b).....................................       199,200
                                                                     -----------
                                                                       1,522,237
                                                                     -----------

 Shares or
 Principal                        Security                           Market
   Amount                        Description                          Value
 ---------- ----------------------------------------------------   -----------

 Common Stocks, continued:
 Telecommunications--Services & Equipment (9.8%):
     17,450 Centurytel, Inc. ...................................   $   693,637
      6,950 Comverse Technology, Inc.(b)........................       524,724
      6,200 Frontier Corp.(c)...................................       365,800
      4,200 Plantronics, Inc.(b)................................       273,525
      9,500 Qwest Communications International, Inc.(b)(c)......       314,094
      3,700 RF Micro Devices, Inc.(b)...........................       276,113
                                                                   -----------
                                                                     2,447,893
                                                                   -----------
  Total Common Stocks                                               24,661,162
                                                                   -----------
 Cash Equivalents (1.4%):
    355,165 Goldman Sachs Financial Square Premium..............       355,165
                                                                   -----------
  Total Cash Equivalents                                               355,165
                                                                   -----------
 Short Term Securities held as collateral (18.9%):
 Repurchase Agreements (18.9%):
 $4,734,800 Bear Stearns & Co. Triparty Agreement, 6.10%,
             7/1/99, (See Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for collateral description)...     4,734,800
                                                                   -----------
  Total Short Term Securities Held as Collateral                     4,734,800
                                                                   -----------
  Total Investments (Cost $23,652,367)(a)--118.8%                   29,751,127
  Other assets in excess of liabilities--(18.8)%                    (4,698,375)
                                                                   -----------
  Total Net Assets--100.0%                                         $25,052,752
                                                                   ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

         Unrealized appreciation.................................... $6,435,853
         Unrealized depreciation....................................   (337,093)
                                                                     ----------
         Net unrealized appreciation................................ $6,098,760
                                                                     ==========

(b) Represents non-income producing securities.

(c) All or part of this security has been loaned at June 30, 1999.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
Small Capitalization Fund
(Unaudited)

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (90.7%):
 Advertising (1.1%):
   4,800   Valassis Communications, Inc.(b).......................   $   175,800
                                                                     -----------
 Apparel/Shoes (0.6%):
   1,900   K-Swiss, Inc., Class A.................................        88,350
                                                                     -----------
 Automotive (2.6%):
   9,950   Gentex Corp.(b)........................................       278,600
   6,600   Wabash National Corp...................................       127,875
                                                                     -----------
                                                                         406,475
                                                                     -----------
 Banking (1.6%):
   3,600   Cullen/Frost Bankers, Inc..............................        99,225
  19,400   Republic Security Financial Corp.......................       162,475
                                                                     -----------
                                                                         261,700
                                                                     -----------
 Business Services (5.6%):
   2,287   Corporate Executive Board Corp.(b).....................        81,331
   4,600   Diamond Technology Partners, Inc.(b)...................       102,925
   2,850   FYI, Inc.(b)...........................................        89,419
   3,900   NOVA Corp.(b)(c).......................................        97,500
   4,400   Onesource Information Services, Inc.(b)................        38,500
   7,400   Online Resources & Commmunication Corp, Inc.(b)(c).....       100,363
   2,800   QRS Corp.(b)...........................................       218,399
   4,700   Sykes Enterprises, Inc.(b).............................       156,863
                                                                     -----------
            .                                                            885,300
                                                                     -----------
 Chemicals (1.5%):
   5,000   MacDermid, Inc.........................................       232,500
                                                                     -----------
 Computer Services (3.7%):
   2,500   Infospace.Com, Inc.(b).................................       117,500
   2,300   Intervu, Inc.(b).......................................        88,119
   5,600   National Data Corp.....................................       239,400
   2,000   Pegasus Systems, Inc.(b)...............................        74,875
   1,200   Safeguard Scientifics, Inc.(b).........................        74,400
                                                                     -----------
                                                                         594,294
                                                                     -----------
 Computer Software & Peripherals (5.8%):
   5,500   Ardent Software, Inc.(b)...............................       116,875
   3,800   Macrovision Corp.(b)...................................       284,524
   2,100   Mercury Interactive Corp.(b)...........................        74,288
   3,200   Micromuse, Inc.(b).....................................       159,600
   3,500   National Computer Systems, Inc.........................       118,125
   1,700   Security First Technologies(b).........................        76,713
   5,000   Unigraphics Solutions, Inc.(b).........................        93,750
                                                                     -----------
                                                                         923,875
                                                                     -----------
 Construction Equipment (0.8%):
   3,300   Astec Industries, Inc..................................       134,475
                                                                     -----------
 Consumer Goods & Services (1.0%):
   5,400   JAKKS Pacific, Inc.(b).................................       160,988
                                                                     -----------
 Electric Utilities (1.1%):
   3,350   Calpine Corp.(b).......................................       180,900
                                                                     -----------

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued:
 Electronic Components/Instruments (5.0%):
   4,800   CTS Corp...............................................   $   336,000
   6,400   Dll Group, Inc.(b).....................................       238,800
   2,650   Optical Coating Laboratory, Inc........................       221,606
                                                                     -----------
                                                                         796,406
                                                                     -----------
 Environmental Services (1.1%):
   6,800   Casella Waste Systems, Inc., Series A(b)...............       176,800
                                                                     -----------
 Financial Services (4.5%):
   4,700   Affiliated Managers Group(b)...........................       141,881
   5,400   Healthcare Financial Partners, Inc.(b).................       184,950
   8,000   Metris Cos., Inc.......................................       326,000
   3,300   Prism Financial Corp., Inc.(b)(c)......................        67,444
                                                                     -----------
                                                                         720,275
                                                                     -----------
 Health Care--Services (5.7%):
  11,800   Hooper Holmes, Inc.....................................       240,425
   3,168   Laser Vision Centers, Inc.(b)..........................       199,584
   4,700   Medquist, Inc.(b)......................................       205,625
   7,500   Priority Healthcare Corp., Class B(b)..................       258,750
                                                                     -----------
            .                                                            904,384
                                                                     -----------
 Home Building (0.5%):
   6,400   Standard Pacific Corp..................................        82,800
                                                                     -----------
 Home Furnishings (1.9%):
   5,400   Ethan Allen Interiors, Inc.............................       203,850
   3,900   Trex Co., Inc.(b)......................................        98,963
                                                                     -----------
                                                                         302,813
                                                                     -----------
 Insurance (1.3%):
   4,700   Annuity & Life Re......................................       105,456
  10,000   Scottish Annuity & Life Holdings.......................       107,500
                                                                     -----------
                                                                         212,956
                                                                     -----------
 Leisure (0.7%):
   3,000   Cheap Tickets, Inc.(b).................................       109,500
                                                                     -----------
 Machinery & Equipment (1.2%):
  10,500   MotivePower Industries, Inc.(b)........................       186,375
                                                                     -----------
 Manufacturing--Consumer Goods (1.4%):
   5,100   Monaco Coach Corp.(b)..................................       215,794
                                                                     -----------
 Manufacturing--Industrial Goods (0.9%):
   6,900   Mobile Mini, Inc.(b)...................................       134,981
                                                                     -----------
 Medical Equipment & Supplies (3.4%):
   5,100   Biomatrix, Inc.(b)(c)..................................       110,288
   5,700   Colorado Medtech, Inc.(b)..............................       125,044
   1,490   Datascope(b)...........................................        47,866
   1,950   Minimed, Inc.(b)(c)....................................       150,027
   1,400   Visx, Inc.(b)..........................................       110,863
                                                                     -----------
                                                                         544,088
                                                                     -----------
 Metals & Mining (0.8%):
   3,780   Stillwater Mining Co.(b)...............................       123,559
                                                                     -----------

                                   Continued

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
Small Capitalization Fund
(Unaudited)

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued:
 Oilfield Services & Equipment (0.6%):
   3,400   Cal Dive International, Inc.(b)........................   $   101,575
                                                                     -----------
 Pharmaceuticals (3.8%):
   2,750   Alpharma, Inc., Class A(c).............................        97,797
   3,100   Chirex, Inc.(b)........................................        99,588
   1,900   Enzon, Inc.(b).........................................        39,306
   4,600   Geltex Pharmaceuticals, Inc.(b)(c).....................        82,800
   2,500   Gliatech, Inc.(b)......................................        63,750
   8,300   King Pharmaceuticals, Inc.(b)..........................       214,762
                                                                     -----------
                                                                         598,003
                                                                     -----------
 Radio (1.5%):
   4,500   Citadel Communications Corp.(b)........................       162,844
   3,400   Cumulus Media, Inc., Class A(b)........................        74,375
                                                                     -----------
                                                                         237,219
                                                                     -----------
 Resorts & Entertainment (1.0%):
   4,200   Premier Parks, Inc.(b).................................       154,350
                                                                     -----------
 Restaurants (1.1%):
   6,000   Foodmaker, Inc.(b).....................................       170,250
                                                                     -----------
 Retail (3.1%):
   3,000   Ames Department Stores, Inc.(b)........................       136,875
   4,100   BJ's Wholesale Club, Inc. (b)..........................       123,256
     900   Cost Plus, Inc.(b).....................................        40,950
   4,800   The Children's Place(b)(c).............................       194,400
                                                                     -----------
                                                                         495,481
                                                                     -----------
 Semiconductors (9.8%):
   9,800   Aeroflex, Inc.(b)......................................       193,550
   2,400   Applied Micro Circuits Corp.(b)........................       197,400
   5,344   ATMI, Inc.(b)..........................................       158,984
   3,900   Burr-Brown Corp.(b)....................................       142,838
   4,400   Credence Systems Corp.(b)..............................       163,350
   4,917   Cymer, Inc.(b).........................................       122,925
   2,800   Photronics, Inc.(b)....................................        68,600
   1,850   PMC-Sierra, Inc.(b)....................................       109,034
   2,700   PRI Automation(b)(c)...................................        97,875
   3,900   SDL, Inc.(b)...........................................       199,143
   2,300   Transwitch(b)..........................................       108,963
                                                                     -----------
                                                                       1,562,662
                                                                     -----------
 Technology (2.7%):
   3,800   Electronics For Imaging, Inc.(b).......................       195,225
   7,100   Mercury Computer Systems, Inc.(b)......................       228,975
                                                                     -----------
                                                                         424,200
                                                                     -----------
 Telecommunications--Services & Equipment (11.4%):
   5,500   ANTEC Corp.(b).........................................       176,344
   8,200   Commscope, Inc.(b).....................................       252,150
   6,400   Dycom Industries, Inc.(b)..............................       358,399
   1,550   Gilat Satellite Networks Ltd.(b).......................        81,375
   4,600   Intermedia Communications of Florida(b)(c).............       138,000
   4,700   Mastec, Inc.(b)........................................       132,775

 Shares or
  Principal                       Security                           Market
   Amount                        Description                          Value
 ---------- ----------------------------------------------------   -----------

 Common Stocks, continued:
 Telecommunications--Services & Equipment (continued):
     7,100  Microwave Power Devices, Inc.(b)....................   $   109,163
     5,000  Sawtek, Inc.(b).....................................       229,375
    13,300  SBA Communications Corp.(b)(c)......................       128,844
     1,600  Skytel Communications, Inc.(b)......................        33,500
     3,300  Worldgate Communications, Inc.(b)(c)................       169,125
                                                                   -----------
                                                                     1,809,050
                                                                   -----------
 Transportation & Shipping (1.4%):
     5,300  Atlas Air, Inc......................................       170,925
     2,100  Expeditors International of Washington, Inc.........        57,225
                                                                   -----------
                                                                       228,150
                                                                   -----------
 Wholesale Distribution (0.5%):
     3,800  Wesco International, Inc.(b)........................        77,900
                                                                   -----------
  Total Common Stocks                                               14,414,228
                                                                   -----------
 Cash Equivalents (4.0%):
   631,807  Goldman Sachs Financial Square Premium..............       631,807
                                                                   -----------
  Total Cash Equivalents                                               631,807
                                                                   -----------
 Repurchase Agreements (1.6%):
 $ 250,000  Prudential Securities, 5.00%, 7/1/99,
             (Collateralized by $260,000, Freddie Mac, 6.00%,
             10/15/08, market value--$255,125)..................       250,000
                                                                   -----------
 Total Repurchase Agreements                                           250,000
                                                                   -----------
 Short Term Securities held as Collateral (18.9%):
 Repurchase Agreements (18.9%):
 1,304,800  Bear Stearns & Co. Triparty Agreement, 6.10%,
             7/1/99, (See Significant Accounting Policies,
             Lending Portfolio Securities in the Notes to
             Financial Statements for collateral description)...     1,304,800
                                                                   -----------
  Total Short Term Securities Held as Collateral                     1,304,800
                                                                   -----------
  Total Investments (Cost $13,285,517)(a)--104.5%                   16,600,835
  Other assets in excess of liabilities (4.5%)                        (721,234)
                                                                   -----------
  Total Net Assets--100.0%                                         $15,879,601
                                                                   ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

   Unrealized appreciation.... $3,626,394
   Unrealized depreciation....   (311,076)
                               ----------
   Net unrealized
    appreciation.............. $3,315,318
                               ==========

(b)  Represents non-income producing securities.

(c)  All or part of this security has been loaned at June 30, 1999.

                       See notes to financial statements.

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
International Discovery Fund
(Unaudited)

                                   Security                            Market
   Shares                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks (97.7%):
 Australia (0.8%):
 Banking (0.8%):
      7,599 National Australia Bank Ltd. .........................   $   125,749
                                                                     -----------
 Austria (0.6%):
 Manufacturing--Capital Goods (0.6%):
      2,150 Mayr-Melnhof Karton AG................................        97,558
                                                                     -----------
 Brazil (0.5%):
 Telecommunications (0.5%):
        897 Telebras ADR..........................................        80,898
      1,262 Telebras-Rights.......................................            79
                                                                     -----------
                                                                          80,977
                                                                     -----------
 Finland (4.2%):
 Computer Software (1.1%):
      4,483 TT Tieto Corp. .......................................       186,777
                                                                     -----------
 Paper Products (0.5%):
      2,501 Upm-Kymmene...........................................        77,376
                                                                     -----------
 Telecommunications--Services & Equipment (2.6%):
      4,648 Nokia AB, Class A, ADR................................       425,583
                                                                     -----------
                                                                         689,736
                                                                     -----------
 France (11.0%):
 Commercial Services (1.1%):
        671 Altran Technologies...................................       177,148
                                                                     -----------
 Consulting (1.0%):
      1,100 Cap Gemini SA.........................................       172,883
                                                                     -----------
 Energy (1.7%):
      2,236 Total SA, B Shares....................................       288,471
                                                                     -----------
 Engineering (0.5%):
        512 Compagnie De Saint-Gobain.............................        81,578
                                                                     -----------
 Health & Personal Care (1.4%):
        353 L'Oreal...............................................       238,627
                                                                     -----------
 Industrial Goods & Services (0.8%):
      1,572 Vivendi...............................................       127,342
                                                                     -----------
 Insurance (0.9%):
      1,284 AXA...................................................       156,648
                                                                     -----------
 Machinery & Equipment (1.4%):
      1,841 Sidel SA..............................................       223,842
                                                                     -----------
 Retail Stores/Catalog (1.4%):
        949 Castorama Dubois Investisse...........................       225,096
                                                                     -----------
 Telecommunications--Services & Equipment (0.8%):
      1,662 France Telecom SA.....................................       125,549
                                                                     -----------
                                                                       1,817,184
                                                                     -----------
 Germany (6.7%):
 Banking (0.6%):
      1,701 Deutsche Bank AG......................................       103,761
                                                                     -----------
 Electrical & Electronic (1.1%):
      2,436 Siemens AG............................................       187,911
                                                                     -----------

                                   Security                            Market
   Shares                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Germany, continued:
 Energy (1.0%):
      2,837 Veba AG...............................................   $   166,766
                                                                     -----------
 Insurance (0.9%):
        522 Allianz AG............................................       144,809
                                                                     -----------
 Telecommunications (3.1%):
      3,340 Mannesmann AG.........................................       498,413
                                                                     -----------
                                                                       1,101,660
                                                                     -----------
 Hong Kong (3.8%):
 Banking (1.5%):
      4,071 HSBC Holdings PLC.....................................       148,492
     40,690 Li & Fung Ltd. .......................................        97,548
                                                                     -----------
                                                                         246,040
                                                                     -----------
 Electrical & Electronic (1.0%):
     40,089 Johnson Electric Holdings Ltd. .......................       165,345
                                                                     -----------
 Gas & Electric Utility (0.6%):
     65,882 Hong Kong & China Gas Co. Ltd. .......................        95,529
                                                                     -----------
 Industrial Holding Company (0.7%):
     13,015 Hutchison Whampoa.....................................       117,844
                                                                     -----------
                                                                         624,758
                                                                     -----------
 Ireland (0.6%):
 Banking (0.6%):
      5,415 Bank of Ireland.......................................        91,372
                                                                     -----------
 Italy (3.7%):
 Insurance (0.9%):
      4,468 Assicurazioni Generali................................       154,820
                                                                     -----------
 Jewelry (0.4%):
      9,103 Bulgari SpA...........................................        61,208
                                                                     -----------
 Telecommunications--Services & Equipment (2.4%):
     25,182 Telecom Italia Mobile SpA.............................       150,364
     23,542 Telecom Italia SpA....................................       244,724
                                                                     -----------
                                                                         395,088
                                                                     -----------
                                                                         611,116
                                                                     -----------
 Japan (18.2%):
 Automobiles (0.7%):
      2,906 Honda Motor...........................................       123,168
                                                                     -----------
 Banking (1.0%):
     11,302 Bank of Tokyo-Mitsubishi Ltd..........................       160,889
                                                                     -----------
 Computer Hardware (0.1%):
        120 TDK Corp. ............................................        10,975
                                                                     -----------
 Computer Software (3.8%):
     11,657 Nihon Unisys..........................................       252,814
         50 Softbank Corp.........................................        10,125
          1 Yahoo Japan Corp(b)...................................       374,269
                                                                     -----------
                                                                         637,208
                                                                     -----------
 Consumer Electronics (1.3%):
      2,007 Sony Corp. ...........................................       216,393
                                                                     -----------

                                   Continued

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
International Discovery Fund
(Unaudited)

                                   Security                            Market
   Shares                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Japan, continued:
 Data Processing & Reproduction (1.1%):
      8,719 Fujitsu Ltd...........................................   $   175,408
                                                                     -----------
 Electronic Components/Instruments (1.6%):
      4,876 Fanuc Co. Ltd.........................................       261,856
                                                                     -----------
 Financial Services (0.6%):
      8,266 Nomura Securities Co. ................................        96,772
                                                                     -----------
 Food & Household Products (1.0%):
      5,828 Kao Corp. ............................................       163,713
                                                                     -----------
 Manufacturing--Capital Goods (0.6%):
        872 SMC Corporation.......................................        97,620
                                                                     -----------
 Manufacturing--Consumer Goods (2.3%):
      7,358 Canon, Inc. ..........................................       211,556
        141 Fuji Photo Film Ltd. .................................         5,335
      1,259 Nintendo..............................................       176,935
                                                                     -----------
                                                                         393,826
                                                                     -----------
 Pharmaceuticals (2.4%):
      8,425 Takeda Chemical Industries............................       390,497
                                                                     -----------
 Retail Stores/Catalog (0.6%):
      1,096 Seven-Eleven Japan Ltd. ..............................       107,394
                                                                     -----------
 Telecommunications--Services & Equipment (1.1%):
          8 Nippon Telegraph & Telephone Corp. ...................        93,195
          7 NTT Mobile Communications.............................        94,848
                                                                     -----------
                                                                         188,043
                                                                     -----------
                                                                       3,023,762
                                                                     -----------
 Korea (1.2%):
 Metals (1.2%):
      5,858 Pohang Iron & Steel ADR...............................       196,975
                                                                     -----------
 Mexico (1.7%):
 Beverages & Tobacco (0.5%):
      4,149 Coca-Cola Femsa S.A.--ADR(b)..........................        80,387
                                                                     -----------
 Entertainment (0.6%):
      2,368 Grupo Televisa SA--ADR(b).............................       106,115
                                                                     -----------
 Telecommunications (0.6%):
      1,149 Telefonos De Mexico--ADR..............................        92,854
                                                                     -----------
                                                                         279,356
                                                                     -----------
 Netherlands (9.4%):
 Beverages & Tobacco (0.9%):
      2,926 Heineken..............................................       149,819
                                                                     -----------
 Broadcasting & Publishing (1.6%):
      6,496 Wolters Kluwer NV.....................................       258,587
                                                                     -----------
 Consumer Goods & Services (0.5%):
      1,136 Unilever NV...........................................        76,581
                                                                     -----------
 Energy (2.4%):
      7,035 Royal Dutch Petroleum.................................       412,085
                                                                     -----------

                                   Security                            Market
   Shares                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Netherlands, continued:
 Financial Services (0.9%):
      4,714 Fortis NV.............................................   $   145,600
                                                                     -----------
 Industrial Goods & Services (0.5%):
        793 DSM NV................................................        85,051
                                                                     -----------
 Insurance (0.9%):
      2,643 ING Groep NV..........................................       143,097
                                                                     -----------
 Livestock Feed and Nutrition (0.7%):
      3,294 Nutreco Holding N.V. .................................       116,857
                                                                     -----------
 Retail Stores/Catalog (1.0%):
      4,782 Kon Ahold NV..........................................       164,714
                                                                     -----------
                                                                       1,552,391
                                                                     -----------
 Norway (0.4%):
 Oil & Gas Exploration, Production & Services (0.4%):
      4,856 Petroleum Geo-Services(b).............................        73,097
                                                                     -----------
 Singapore (4.4%):
 Banking (1.1%):
     15,548 Development Bank of Singapore.........................       189,959
                                                                     -----------
 Electrical & Electronic (1.0%):
     38,648 Natsteel Electronics Ltd. ............................       169,124
                                                                     -----------
 Real Estate (1.0%):
     25,277 City Developments.....................................       161,835
                                                                     -----------
 Transportation & Shipping (1.3%):
     21,693 Singapore International Airlines......................       206,422
                                                                     -----------
                                                                         727,340
                                                                     -----------
 Spain (1.9%):
 Gas & Electric Utility (0.9%):
      7,040 Endesa-Empresa Nac Electric...........................       150,140
                                                                     -----------
 Telecommunications (1.0%):
      3,419 Telefonica SA(b)......................................       164,696
                                                                     -----------
                                                                         314,836
                                                                     -----------
 Sweden (1.5%):
 Paper Products (0.5%):
      3,158 Svenska Cellulosa Ab-A Shares.........................        84,691
                                                                     -----------
 Retail Stores/Catalog (1.0%):
      6,475 Hennes & Mauritz B Shares.............................       159,938
                                                                     -----------
                                                                         244,629
                                                                     -----------
 Switzerland (5.7%):
 Banking (2.1%):
        914 Credit Suisse Group...................................       158,155
        641 UBS AG-Registered.....................................       191,321
                                                                     -----------
                                                                         349,476
                                                                     -----------
 Food Products & Services (0.7%):
         68 Nestle SA.............................................       122,520
                                                                     -----------
 Insurance (1.0%):
         86 Swiss Reinsurance Co. ................................       163,747
                                                                     -----------

                                   Continued

Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
International Discovery Fund
(Unaudited)

                                   Security                            Market
   Shares                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Sweden, continued:
 Pharmaceuticals (1.9%):
        101 Novartis AG...........................................   $   147,479
         16 Roche Holdings AG.....................................       164,468
                                                                     -----------
                                                                         311,947
                                                                     -----------
                                                                         947,690
                                                                     -----------
 Taiwan (0.9%):
 Electronic Components/Instruments (0.9%):
      4,316 Taiwan Semicondustor--ADR(b)..........................       146,744
                                                                     -----------
 United Kingdom (18.4%):
 Aerospace/Defense (0.5%):
     11,572 British Aerospace PLC.................................        75,654
                                                                     -----------
 Banking (2.8%):
      7,377 Abbey National PLC....................................       138,029
     11,172 Allied Zurich PLC.....................................       139,563
     12,755 Standard Chartered PLC................................       208,295
                                                                     -----------
                                                                         485,887
                                                                     -----------
 Beverages & Tobacco (1.0%):
     11,317 Bass PLC..............................................       164,208
                                                                     -----------
 Commercial Services (0.6%):
      9,082 Logica PLC............................................        95,201
                                                                     -----------
 Electric Utility (1.0%):
     23,983 National Grid Group PLC...............................       166,056
                                                                     -----------
 Electrical & Electronic (1.0%):
     16,523 General Electric PLC..................................       167,210
                                                                     -----------
 Energy (1.7%):
     15,709 BP Amoco PLC..........................................       281,297
                                                                     -----------
 Engineering (1.0%):
     33,206 Invensys PLC..........................................       157,290
                                                                     -----------
 Food Products & Services (0.4%):
      7,399 Compass Group PLC.....................................        73,302
                                                                     -----------
 Industrial Goods & Services (1.8%):
      7,273 Boc Group PLC.........................................       142,732
     15,044 Imperial Chemical Industries PLC......................       148,687
                                                                     -----------
                                                                         291,419
                                                                     -----------
 Industrial Holding Company (0.9%):
     17,051 Hanson PLC............................................       151,455
                                                                     -----------

                                   Security                            Market
   Shares                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 United Kingdom, continued:
 Leisure (0.9%):
      7,940 Granada Group PLC.....................................   $   148,187
                                                                     -----------
 Media and Entertainment (1.4%):
     11,254 Pearson PLC...........................................       228,664
                                                                     -----------
 Pharmaceuticals (1.7%):
      4,445 Glaxo Holdings PLC....................................       123,457
     12,595 Smithcline Beecham PLC................................       163,692
                                                                     -----------
                                                                         287,149
                                                                     -----------
 Telecommunications (1.7%):
      8,816 British Telecommunications PLC........................       147,721
      7,086 Vodafone..............................................       140,068
                                                                     -----------
                                                                         287,789
                                                                     -----------
                                                                       3,060,768
                                                                     -----------
 United States (2.1%):
 Pharmaceuticals (0.9%):
      2,756 Pharmacia & Upjohn, Inc. .............................       156,575
                                                                     -----------
 Telecommunications (1.2%):
      1,584 Frontier Corp.........................................        93,456
        486 Vodafone Group PLC-ADR................................        95,742
                                                                     -----------
                                                                         189,198
                                                                     -----------
                                                                         345,773
                                                                     -----------
  Total Common Stocks                                                 16,153,471
                                                                     -----------
 Preferred Stocks (0.5%):
 Germany (0.5%):
 Business Services (0.5%):
        188 SAP AG................................................        75,128
                                                                     -----------
  Total Preferred Stocks                                                  75,128
                                                                     -----------
 Cash Equivalents (1.7%):
    280,856 Goldman Sachs Financial Square Premium................       280,856
                                                                     -----------
  Total Cash Equivalents                                                 280,856
                                                                     -----------
  Total Investments (Cost $13,784,845)(a)--99.9%                      16,509,455
  Other assets in excess of liabilities--0.1%                             16,157
                                                                     -----------
  Total Net Assets--100.0%                                           $16,525,612
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation as follows:

         Unrealized appreciation............................... $3,125,054
         Unrealized depreciation...............................   (400,444)
                                                                ----------
         Net unrealized appreciation........................... $2,724,610
                                                                ==========

(b) Represents non-income producing securities.

                                   Continued

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                           Bond Fund
                          ----------------------------------------------------------------------------------
                          Six Months
                             Ended         Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                           June 30,       December 31,  December 31,  December 31, December 31, December 31,
For a Share Outstanding      1999             1998          1997          1996         1995         1994
 Throughout the Period    -----------     ------------  ------------  ------------ ------------ ------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....  $     10.92     $     10.70   $     10.33    $    10.50   $     9.35   $     9.96
                          -----------     -----------   -----------    ----------   ----------   ----------
Investment Activities
 Net investment income..         0.38            0.51          0.48          0.36         0.40         0.42
 Net realized and
  unrealized gains
  (losses) from
  investments...........        (0.66)           0.20          0.30         (0.18)        1.17        (0.96)
                          -----------     -----------   -----------    ----------   ----------   ----------
 Total from Investment
  Activities............        (0.28)           0.71          0.78          0.18         1.57        (0.54)
                          -----------     -----------   -----------    ----------   ----------   ----------
Distributions
 From net investment
  income................           --           (0.49)        (0.41)        (0.35)       (0.42)       (0.07)
                          -----------     -----------   -----------    ----------   ----------   ----------
 Total Distributions....           --           (0.49)        (0.41)        (0.35)       (0.42)       (0.07)
                          -----------     -----------   -----------    ----------   ----------   ----------
Net Asset Value, End of
 Period.................  $     10.64     $     10.92   $     10.70    $    10.33   $    10.50   $     9.35
                          ===========     ===========   ===========    ==========   ==========   ==========
Total Return............       (2.56%)(b)       6.71%         7.69%         1.83%       16.98%       (5.38%)
Ratios/Supplementary
 Data:
Net Assets at end of
 period.................  $10,349,906     $12,337,690   $11,856,187    $9,754,430   $6,758,241   $4,651,157
Ratio of expenses to
 average net assets.....        1.47%(c)        1.44%         1.36%         1.29%        1.57%        1.80%
Ratio of net investment
 income to average net
 assets.................        4.90%(c)        5.00%         5.36%         5.32%        5.31%        5.27%
Ratio of expenses to
 average net assets*....         (a)            1.50%          (a)           (a)          (a)          (a)
Portfolio turnover rate.          84%            190%          144%          492%         178%         159%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during this period.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                     Mid Capitalization Fund
                          -------------------------------------------------------------------------------------
                           Six Months
                             Ended          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                            June 30,       December 31,  December 31,  December 31,  December 31,  December 31,
For a Share Outstanding       1999             1998          1997          1996          1995          1994
 Throughout the Period    ------------     ------------  ------------  ------------  ------------  ------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....  $      15.70     $      14.23  $      14.60  $      12.44  $       9.64  $     10.17
                          ------------     ------------  ------------  ------------  ------------  -----------
Investment Activities
 Net investment income
  (loss)................         (0.09)           (0.16)        (0.11)        (0.09)        (0.08)       (0.07)
 Net realized and
  unrealized gains
  (losses) from
  investments...........          1.76             1.63          1.90          2.25          2.88        (0.46)
                          ------------     ------------  ------------  ------------  ------------  -----------
 Total from Investment
  Activities............          1.67             1.47          1.79          2.16          2.80        (0.53)
                          ------------     ------------  ------------  ------------  ------------  -----------
Distributions
 From net realized
  gains.................            --               --         (2.16)           --            --           --
                          ------------     ------------  ------------  ------------  ------------  -----------
 Total Distributions....            --               --         (2.16)           --            --           --
                          ------------     ------------  ------------  ------------  ------------  -----------
Net Asset Value, End of
 Period.................  $      17.37     $      15.70  $      14.23  $      14.60  $      12.44  $      9.64
                          ============     ============  ============  ============  ============  ===========
Total Return............        10.64%(b)        10.33%        12.58%        17.36%        29.05%       (5.21%)
Ratios/Supplementary
 Data:
Net Assets at end of
 period.................  $ 25,052,752     $ 29,065,627  $ 31,059,179  $ 24,040,588  $ 14,977,130  $ 9,095,015
Ratio of expenses to
 average net assets.....         1.51%(c)         1.51%         1.53%         1.42%         1.62%        1.86%
Ratio of net investment
 income (loss) to
 average net assets.....        (0.93%)(c)       (0.98%)       (0.88%)       (0.73%)       (0.84%)      (0.92%)
Ratio of expenses to
 average net assets*....          (a)             1.57%          (a)           (a)           (a)          (a)
Portfolio turnover rate.           66%              71%           55%          127%           44%          51%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during this period.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                   Small Capitalization Fund
                          ------------------------------------------------------------------------------------
                          Six Months
                             Ended         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                           June 30,       December 31,  December 31,  December 31,  December 31,  December 31,
For a Share Outstanding      1999             1998          1997          1996          1995          1994
 Throughout the Period    -----------     ------------  ------------  ------------  ------------  ------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....  $     16.69     $     17.12   $     18.20   $     15.71   $     11.58    $    11.00
                          -----------     -----------   -----------   -----------   -----------    ----------
Investment Activities
 Net investment income
  (loss)................        (0.08)          (0.20)        (0.20)        (0.15)        (0.15)        (0.13)
 Net realized and
  unrealized gains
  (losses) from
  investments...........        (0.98)          (0.23)        (0.79)         4.79          4.28          0.71
                          -----------     -----------   -----------   -----------   -----------    ----------
 Total from Investment
  Activities............        (1.06)          (0.43)        (0.99)         4.64          4.13          0.58
                          -----------     -----------   -----------   -----------   -----------    ----------
Distributions
 From net realized
  gains.................           --              --         (0.09)        (2.15)           --            --
                          -----------     -----------   -----------   -----------   -----------    ----------
 Total Distributions....           --              --         (0.09)        (2.15)           --            --
                          -----------     -----------   -----------   -----------   -----------    ----------
Net Asset Value, End of
 Period.................  $     15.63     $     16.69   $     17.12   $     18.20   $     15.71    $    11.58
                          ===========     ===========   ===========   ===========   ===========    ==========
Total Return............       (6.35%)(b)      (2.51%)       (5.47%)       29.66%        35.66%         5.27%
Ratios/Supplementary
 Data:
Net Assets at end of
 period.................  $15,879,601     $22,454,150   $26,860,472   $24,495,224   $13,272,561    $7,476,444
Ratio of expenses to
 average net assets.....        1.59%(c)        1.53%         1.55%         1.40%         1.64%         1.98%
Ratio of net investment
 income (loss) to
 average net assets.....      (0.97%)(c)       (1.14%)       (1.20%)       (1.06%)       (1.29%)       (1.66%)
Ratio of expenses to
 average net assets*....         (a)            1.60%          (a)           (a)           (a)           (a)
Portfolio turnover rate.          62%             83%           51%           60%           64%           39%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during this period.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Financial Highlights

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                  International Discovery Fund
                          ------------------------------------------------------------------------------------
                          Six Months
                             Ended         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                           June 30,       December 31,  December 31,  December 31,  December 31,  December 31,
For a Share Outstanding      1999             1998          1997          1996          1995          1994
 Throughout the Period    -----------     ------------  ------------  ------------  ------------  ------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....  $     13.83     $     12.44   $     12.18   $     10.59   $      9.65    $    10.35
                          -----------     -----------   -----------   -----------   -----------    ----------
Investment Activities
 Net investment income
  (loss)................        (0.04)          (0.10)        (0.06)        (0.04)        (0.03)        (0.07)
 Net realized and
  unrealized gains
  (losses) from
  investments...........         0.80            1.55          0.32          1.67          0.97         (0.63)
                          -----------     -----------   -----------   -----------   -----------    ----------
 Total from Investment
  Activities............         0.76            1.45          0.26          1.63          0.94         (0.70)
                          -----------     -----------   -----------   -----------   -----------    ----------
Distributions
 In excess of net
  investment income.....           --              --            --         (0.04)           --            --
 From net realized
  gains.................           --           (0.06)           --            --            --            --
                          -----------     -----------   -----------   -----------   -----------    ----------
 Total Distributions....           --           (0.06)           --         (0.04)           --            --
                          -----------     -----------   -----------   -----------   -----------    ----------
Net Asset Value, End of
 Period.................  $     14.59     $     13.83   $     12.44   $     12.18   $     10.59    $     9.65
                          ===========     ===========   ===========   ===========   ===========    ==========
Total Return............        5.50%(b)       11.61%         2.13%        15.41%         9.74%        (6.76%)
Ratios/Supplementary
 Data:
Net Assets at end of
 period.................  $16,525,612     $18,371,025   $18,784,361   $17,000,747   $11,645,200    $9,537,019
Ratio of expenses to
 average net assets.....        2.06%(c)        2.05%         1.90%         2.00%         2.38%         2.34%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.41%)(c)      (0.66%)       (0.46%)       (0.35%)       (0.39%)      (1.13%)
Ratio of expenses to
 average net assets*....         (a)            2.11%          (a)           (a)           (a)           (a)
Portfolio turnover rate.          65%             73%           34%           65%           86%           87%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during this period.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

Notes to Financial Statements

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
                                                                     (Unaudited)
1. Organization:

 The Parkstone Advantage Fund (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.

 The Company is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Bond Fund, the Mid Capitalization Fund, the Small Capitalization Fund and the International Discovery Fund (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of June 30, 1999, the only Participating Insurance Company is Security Benefit Life Insurance Company.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments in common and preferred stocks of the Funds are valued at their market values determined on the basis of the latest available bid in the principal market (closing sales price if the principal market is an exchange), in which such securities are normally traded. Investments in corporate bonds, commercial paper and foreign government bonds and U.S. government securities of the Funds, are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Amortization of premium or discount is recognized on the sale or maturity of the security for the Bond Fund. Investments in foreign securities in the International Discovery Fund are valued based on quotations from the primary market in which they are traded. Investments in investment companies are valued at their net asset values as reported by such investment companies. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Discovery Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

  The International Discovery Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

                                   Continued

Notes to Financial Statements

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
                                                                     (Unaudited)

  Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  Repurchase Agreements:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which IMC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase the underlying securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

  Lending Portfolio Securities:

  To generate additional income, the Fund, may lend up to 33 1/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

  When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. According to GAAP, a statement of cash flows is presented if the Fund loaned out, on average, more than 10% of net assets during the year. Under this guideline, a statement of cash flows is presented for each of the Funds listed below. As of June 30, 1999, the following Funds had securities with the following market values on loan:

                                                           Market   Market Value
                                                          Value of   of Loaned
                                                         Collateral  Securities
                                                         ---------- ------------
   Mid Capitalization Fund.............................. $4,743,800  $4,575,919
   Small Capitalization Fund............................  1,304,800   1,093,763

                                   Continued

Notes to Financial Statements

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
                                                                     (Unaudited)

  The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of June 30, 1999.

  As disclosed in the schedules of portfolio investments the Small Capitalization and Mid Capitalization Funds collectively invested cash collateral in a Bear Stearns Repurchase Agreement with an interest rate of 6.10% and a maturity of 7/1/99 which was collateralized by the following securities:

    Principal                  Description                                            Market Value
    ---------                  -----------                                            ------------
   $54,472,696  Various Fannie Mae                         1.35-8.00% 3/25/24-8/18/27 $ 6,572,227
    26,208,557  PNC Mortgage Securities Corp.              6.15%              6/25/29  25,500,480
    32,732,400  Structured Asset Mortgage Investments Inc. 6.47%              4/25/29  32,902,793
     6,155,306  Various Freddie Mac                        3.23-8.10%  4/1/28-5/15/29   3,232,498
    35,885,021  Various Freddie Mac Strip                  0.00-7.50%   1/1/23-4/1/28  15,253,096

  Dividends and Distributions to Shareholders:

  The Funds intend to pay, at least annually, substantially all of its net investment income. Net capital gains, if any, are distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature.

  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Federal Income Taxes:

  It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  Forward Currency Contracts:

  The Funds may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

                                   Continued

Notes to Financial Statements

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
                                                                     (Unaudited)

  Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held at June 30, 1999 are recorded for financial reporting purposes as unrealized gains and losses by the Funds. The following forwards were open at June 30, 1999.

                                    Contract
                                     Amount      Contract Value  Appreciation  Delivery
   Forward Currency Contracts   (local currency)  U.S. Dollar   (Depreciation)   Date
   --------------------------   ---------------- -------------- -------------- --------
   International Discovery
    Fund
   Short Contracts
    Japanese Yen.............     200,000,000      $1,749,475      $ 23,654     4/3/00
    Japanese Yen.............       2,157,530          17,825           (16)    7/5/99
    U.S. Dollars.............         996,016         996,016            --     4/3/00
    U.S. Dollars.............         761,267         761,267            --     4/3/00
   Long Contracts
    Japanese Yen.............     112,500,000         996,016       (25,242)    4/3/00
    Japanese Yen.............      87,500,000         761,267        (6,220)    4/3/00
    U.S. Dollars.............       1,749,475       1,749,475            --     4/3/00
    U.S. Dollars.............          17,825          17,825            --     7/5/99
                                                                   --------
     Net payable for forward
      currency contracts.....                                      $ (7,824)
                                                                   ========

  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are prorated to the Funds on the basis of relative net assets.

3. Investment Risks:

 The International Discovery Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

                                   Continued

Notes to Financial Statements

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1999
                                                                     (Unaudited)

4. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999, are as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
   Bond Fund........................................... $ 9,428,065 $10,454,942
   Mid Capitalization Fund.............................  16,904,057  23,104,419
   Small Capitalization Fund...........................  10,448,169  16,338,606
   International Discovery Fund........................  11,035,276  13,465,989

5. Related Party Transactions:

 Investment advisory services are provided to the Funds by National City Investment Management Co. (IMC). Under the terms of the investment advisory agreement, IMC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. National City Bank, an affiliate of IMC, serves as custodian of the Company's assets and receives a fee based on the daily average net assets of each Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services, Inc. ("BISYS Inc."), and BISYS are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers of the Company are affiliated, serves the Company as Administrator. Such officers are paid no fees directly by the Company for serving as officers of the Company. Under the terms of the Administration Agreement between BISYS and the Company, BISYS's fees are computed daily as a percentage of the average net assets of each of the Funds. BISYS Inc. serves as Distributor to the Trust and as Mutual Fund Accountant and Transfer Agent.

                                         Mid           Small      International
                              Bond  Capitalization Capitalization   Discovery
                              Fund       Fund           Fund          Fund
                              ----- -------------- -------------- -------------
  Investment Advisory Fees:
  Annual fee (percentage of
   average net assets)....... 0.74%     1.00%          1.00%          1.25%(a)
  Administration Fees:
  Annual fee (percentage of
   average net assets)....... 0.20%     0.20%          0.20%          0.20%

 -------
 (a) For International Discovery Fund, IMC receives 1.25% of the first $50 million of the International Discovery Fund's average daily net assets, 1.20% of the average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 and $400; and 1.05% of all average daily net assets above $400 million.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

6. Subsequent Event:

 Effective July 6, 1999, SEI Investments Mutual Fund Services became the Administrator and Mutual Fund Accountant to the Company; SEI Investments Distribution Co. became the Distributor of Company shares; and State Street Bank & Trust Company became the Transfer Agent to the Company.

                                   Continued

                           Parkstone Advantage Fund

Board of Trustees

Robert D. Neary
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.


Herbert R. Martens, Jr.
President
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.


Leigh Carter
Retired President and Chief Operating
   Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products
TruSeal Technologies


John F. Durkott
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.


Robert J. Farling
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy


Richard W. Furst, Dean
Garvice D. Kincaid, Professor of Finance and Dean, Carol Martin Gatton College of Business and Economics, University of Kentucky
Director:
Foam Design Inc.
The Seed Corporation


Gerald L. Gherlein
Executive Vice President and General
   Counsel, Eaton Corporation
Trustee:
WVIZ Educational Television


J. William Pullen
President and Chief Executive Officer,
   Whayne Supply Company


The Parkstone Advantage Fund Trustees also serve as the Trustees of the Armada
                      Funds and Parkstone Group of Funds.


                                  [LOGO OF THE PARKSTONE ADVANTAGE APPEARS HERE]

The Parkstone Advantage Fund

  .  Bond Fund
  .  Mid Capitalization Fund
  .  Small Capitalization Fund
  .  International Discovery Fund



                                       This report is submitted for the general
                                       information of the shareholders of the
                                       Funds. The report is not authorized for
                                       distribution to prospective investors in
                                       the Funds unless preceded or accompanied
                                       by an effective prospectus, which
Not FDIC Insured                       contains details concerning the sales
                                       charges and other pertinent information.